Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
 1940 Act No. 811-07168

Hennessy Large Value Fund

Investor Class HLVFX | Institutional Class HLVIX

January 10, 2017

Supplement to the Prospectus dated February 29, 2016

The Board of Trustees of the Hennessy Large Value Fund (the “Large Value Fund”), a series of Hennessy Funds Trust, has approved a proposal for the Large Value Fund to be reorganized into the Hennessy Cornerstone Value Fund (the “Cornerstone Value Fund”), a series of Hennessy Funds Trust (the “Trust”).  In connection with the proposed reorganization, all of the Large Value Fund’s assets will be transferred to the Cornerstone Value Fund, and shareholders of the Large Value Fund will receive shares of the Cornerstone Value Fund in exchange for their shares, on a tax-free basis.  The reorganization does not require approval of the shareholders of the Large Value Fund, but shareholders of the Large Value Fund may redeem their shares prior to the reorganization.  The reorganization is expected to occur in February of this year, and the expenses of the acquisition will be borne by the investment advisor to the funds.

The Trust has filed a preliminary prospectus on Form N-14 with the Securities and Exchange Commission in connection with the proposed reorganization.  The definitive prospectus will be sent to shareholders of the Large Value Fund.  Shareholders are urged to read the definitive prospectus when it becomes available, because it will contain important information about the proposed reorganization.

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